Exhibit 10.39

LEASE AGREEMENT

This Agreement made this first day of November 2004, between SOUTHRIDGE HOLDINGS LLC as Landlord and TECHNEST HOLDINGS INC as Tenant of agreed upon Office #2 in the building known as 90 Grove Street Executive Pavilion, Ridgefield, Connecticut for the terms of three (3) years which will commence on the first of November 2004, and will end of November 30, 2007 upon the conditions and covenants following:

1st Rent:

Tenant shall pay rent in the amount of $1,500.00 (ONE THOUSAND AND FIVE HUNDRED AND 00/100 DOLLARS) which is to be paid in equal monthly payments in advance on the first day of each and every month during the terms aforesaid.

2nd Occupancy:

Tenant shall use and occupy the demised premises for no purpose other than conducting Tenant’s normal business practices.  Any other use should be advised to Landlord in writing for approval.

3rd Repairs – Alterations:

Tenant shall take good care of the premises and fixtures, make good any injury or breakage done by Tenant or Tenant’s agents, employees or visitors, and shall quit and surrender said premises at the end of such term, in as good condition as the reasonable use thereof will permit; shall not make any additions, alterations or improvements in said premises, or permit any additional lock or fastening on any door, without the written consent to Landlord; and all alterations, partitions, additions, or improvements which may be made by either of the parties hereto upon the premises, shall be the property of Landlord, and shall remain upon and be surrendered with the premises, as a part thereof, at the termination of this Lease, without disturbance, molestation or injury.

4th Requirement of Law:

Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirement of the Federal, State and City Government and of any and all of their Departments and Bureaus applicable to said premises, for the correction, prevention and abatement of nuisances or other grievances, in, upon or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the Connecticut Board of Fire Underwriters for the prevention of fires at Tenant’s own cost and expense.

5th Assignment:

Tenant, successors, heirs and executors or administrators shall not assign this agreement, or underlet or underlease the premises, or any part thereof, without Landlord’s prior consent in writing, which consent shall not be unreasonably withheld; or occupy, or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra-hazardous on account of fire, under the penalty of damages and forfeiture, and in the event of a breach thereof, the term herein shall immediately cease and be determined at the option of Landlord as if it were the expiration of the original terms.

6th Destruction:

In case of damage by fire or other action of the elements to the building in which the leased premises are located, without the fault of Tenant or of Tenant’s agent or employees, if the damage is so extensive as to amount practically to the total destruction of the leased premises or of the building, or if Landlord shall, within a reasonable time, decide not to rebuild, this lease shall cease and come to an end, and the rent shall be apportioned to the time of the damage.  In all other cases where the leased premises are damaged by fire without the fault of Tenant or of Tenants agents or employees, Landlord shall repair the damage with reasonable dispatch after notice of damage and, if the damage has rendered the premises untenantable, in whole or in part, there shall be an apportionment of the rent until the damage has been repaired.  In determining what constitutes reasonable dispatch, consideration shall be given to delays caused by strikes, adjustment of insurance and other causes beyond Landlord’s control.

7th Access to Premises:

All access will include prior notice to the tenant.  Tenant aggress that Landlord and Landlord’s agents and other representatives shall have the right to enter into and upon said premises, or any part thereof, at all reasonable hours for the purpose of examining the same, or for making such repairs, alterations, additional or improvements therein as may be necessary or deemed advisable by Landlord.  Tenant also agrees to permit Landlord or Landlord’s agents to show the premises to persons wishing to hire or purchase the same during the 6 months next preceding the expiration of the tem hereby granted.

8th Lease not in Effect – Defaults – 10 Day Notice:

(Remedies – Re-Letting – Cumulative Remedies)

If, before the commencement of the term, Tenant takes the benefit of any insolvent act, or if a Receiver or Trustee be appointment for Tenant’s property, or if the estate of Tenant hereunder be transferred or pass to or devolve upon any other person or corporation, or if Tenant shall default in the performance of any agreement by Tenant contained in any other lease to Tenant by Landlord or by any corporation of which an officer of Landlord is a Director, this lease shall thereby, at the option of Landlord, be terminated and in that case, neither Tenant nor anybody claiming under Tenant shall be entitled to go into possession of the demised premise.  If, after the commencement of the term, any of the events mentioned above in this subdivision shall occur, or if Tenant shall make default in fulfilling any of the covenants of this lease or the rules and regulations, other than the covenants for the payment of rent or “additional rent” or if the demised premises become vacant or deserted, Landlord may give to Tenant ten days notice of intention to end the term of this lease and, thereupon, at the expiration of said ten days (if said condition which was the basis of said notice shall continue to exist) the term under this lease shall expire as fully and completely as if that day were the date herein definitely fixed for the expiration of the term, and Tenant will then quit and surrender the demised premises to Landlord, but Tenant shall remain liable as hereinafter provided.

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If Tenant shall make default in the payment of the rent reserved hereunder, or any item of “additional rent” herein mentioned, or any part of either or in making any other payment herein provided for, or if the notice last above provided for shall have been given and if the condition which was the basis of said notice shall exist at the expiration of said ten days period, Landlord may immediately, or at any time thereafter, re-enter the demised premises and remove all persons and all or any property therefrom, either by summary dispossess proceedings, or by any suitable action or proceeding at law, or by force or otherwise, without being liable to indictment, prosecution or damages therfor, and re-possess and enjoy said premises together with all additional alterations, and improvements.  In any such case or in the event that this lease be “terminated” before the commencement of the term, as above provided, Landlord may either re-let the demised premises or any part or parts thereof for Landlord’s own account, or may at Landlord’s option, re-let the demised premises or any part or parts thereof  as the agent of Tenant, and receive the rents therefore, applying the same first to the payment of such expenses as Landlord may have incurred and then to the fulfillment of the covenants of Tenant herein, and the balance, if any at the expiration of the term first above provided for shall be paid to Tenant.  Landlord may enter the premises for a term extending beyond the term hereby granted without releasing Tenant for any liability.  In the event that the term of this lease shall expire as above in this subdivision 8th provided, or terminate by summary proceedings or otherwise, and if Landlord shall not re-let the demised premise for Landlord’s own account, then, whether or not the premises be re-let, Tenant shall remain liable for, and Tenant hereby agrees to pay to Landlord, until the time when this Lease would have expired but for such termination or expiration, the equivalent of the amount of all of the rent and “additional rent” reserved herein, less the avails of reletting, if any, and the same shall be due and payable by Tenant to Landlord on the several rent days above specified, that is, upon each of such rent days Tenant shall pay to Landlord the amount of deficiency then existing.  Tenant hereby expressly waives any and all right of redemption in case Tenant shall be dispossessed by judgment or warrant of any court or judge, and Tenant waives and will waive all right to trial by jury in any summary proceedings hereafter instituted by Landlord against Tenant in respect to the demised premises or any action to recover rent or damages hereunder.  In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and right to invoke any remedy allowed at law or in equity, as if re-entry, summary proceedings and other remedies were not herein provide for.  The words “re-enter” and “re-entry” as used in this lease are not restricted to their technical legal meaning.

9th Signs:

No sign, advertisement, notice or other lettering shall be exhibited, inscribed, pointed or affixed by Tenant on any part of the premises or building without the prior written approval and consent of Landlord, except for customary sign/name in lobby directory and by office door.  Should Landlord deem it necessary to remove the same in order to paint, alter, or remodel any part o the building, Landlord may remove and replace same at Landlord’s expense.

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10th Liability:

Landlord is exempt from any and all liability for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building or from any damage or injury resulting or arising from any other cause or happening whatsoever unless said damage or injury be caused by or be due to the negligence of Landlord.

11th Subordination:

That this instrument shall not be a lien against said premise in respect to any mortgages that are now on or that hereafter may be placed against said premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lieu of this lease, irrespective of the date of recording and Tenant agrees to execute any such instrument without cost, which may be deemed necessary or desirable to further effect the subordination of this lease to any such mortgage or mortgages, and a refusal to execute such instrument shall entitle Landlord, or Landlord’s assigns and legal representatives to the option of canceling this lease without incurring any expense or damage and the term hereby granted is expressly limited accordingly.

12th Security:

The Lessee shall pay to the Lessor the sum of $1,500.00 (ONE THOUSAND AND FIVE HUNDRED AND 00/100 DOLLARS) as a security deposit for the subject premises for the full and faithful performance by Tenant of all the terms, covenants and conditions of this lease upon Tenant's part to be performed, which said sum shall be returned to Tenant after the time fixed as the expiration of the term therein, provided Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant’s part to be performed.  In the event of a bona-fide sale, subject to this lease, Landlord shall have the right to transfer the security to the vendee for the benefit of Tenant and Landlord shall be considered released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord.  That the security deposited under this lease shall not be mortgaged, assigned or encumbered by Tenant without the written consent of Landlord.

13th Fire Insurance:

Tenant will not, nor will Tenant permit undertenants or other persons to do anything in said premises, or bring anything into said premises, or permit anything to be brought into said premises or to be kept therein, which will in any way increase the rate of fire insurance on said demised premises, nor use the demised premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said building, and tenant agrees to pay on demand any such increase as additional rent.

14th No Waiver:

The failure of Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that Landlord may have, and shall not be deemed a waiver of any subsequent breach or

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default in the terms, conditions and covenants herein contained.  This instrument may not be changed, modified or discharged orally.

15th Condemnation:

That should the land whereon said building stands or any part thereof be condemned for public use, then in that event, upon the taking of the same for such public use, this lease, at the option of the Landlord, shall become null and void, and the term cease and come to an end upon the date when the same shall be taken and the rent shall be apportioned as of said date.  No part of any award, however, shall belong to Tenant.

16th Fixtures:

If after default in payment of rent or violation of any other provision of this lease, or upon the expiration of this lease, Tenant moves out or is dispossessed and fails to remove any trade fixtures or other property prior to such said default, removal, expiration of lease or prior to the issuance of the final order or execution of the warrant then, and in that event, the said fixtures and property shall be deemed abandoned by Tenant and shall become the property of Landlord.

17th No Diminution of Rent:

No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority.  In respect to the various “services” , if any, herein expressly or implicitly agreed to be furnished by Landlord to Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation or interruption or curtailment of such “service” when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such “service:” or to some other cause, not gross negligence on the part of Landlord.  No such interruption or curtailment of any “service” shall be deemed a constructive eviction.  Landlord shall not be required to furnish, and Tenant shall not be entitled to receive, any of such “services:” during any period wherein Tenant shall be in default in respect to the payment of rent.  Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

Headings:

The marginal Headings are inserted only as a matter of convenience and in no way define the scope of this lease or the intent of any provision thereof.

Quiet Enjoyment:

Landlord covenants that the said Tenant on paying the said rent, and performing all the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid, provided however, that this covenant shall be conditioned upon the retention of title to the premises by landlord.

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And it is mutually understood and agreed that the covenants and agreements contained in this lease shall be binding on the parties hereto and upon their respective successors, heirs and executors and administrators.

In Witness Whereof, Landlord and Tenant have respectively signed and sealed this Lease as of the day and year first above written.

Tenant:_____________________________

Date:________________________

Technest Holdings, LLC

Mark Allen

Landlord:____________________________

Date:________________________

    Southridge Holdings LLC

    Stephen Hicks

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